                             MODIFICATION AGREEMENT
                             ----------------------

         Reference is hereby made to the following:

         (i) Guaranty Agreement dated as of November 4, 1997 between Terrence A. Elkes ("Elkes") and The Chase Manhattan Bank (the "Lender"), as Lender under that certain Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997 (the "Credit Agreement") among NewStar Media Inc. (formerly known as Dove Entertainment, Inc.; the "Borrower"), the Corporate Guarantors named therein and the Lender;

         (ii) Guaranty Agreement dated as of November 4, 1997 between Kenneth F. Gorman ("Gorman") and the Lender;

         (iii) Guaranty Agreement dated as of November 4, 1997 between Bruce Maggin ("Maggin") and the Lender;

         (iv) Guaranty Agreement dated as of November 4, 1997 between John T. Healy ("Healy") and the Lender;

         (v) Guaranty Agreement dated as of November 4, 1997 between Ronald Lightstone ("Lightstone") and the Lender; and

         (vi) Subordination Agreement dated as of November 4, 1997 among the Borrower, NewStar Worldwide Inc. (formerly known as Dove International, Inc.), Dove Four Point, Inc., Elkes, Gorman, Lightstone, Healy, Maggin, Media Equities International, L.L.C. and the Lender.

         The agreements described in items (i) through (v) above are collectively referred to as the "Guaranties", the agreement described in item
(vi) is referred to as the "Subordination Agreement", and all the above agreements are collectively referred to as the "Agreements". Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Credit Agreement.

         The parties hereto hereby agree that the Agreements are each hereby modified and amended so that the definition of "Maximum Guaranty Amount" appearing in the third paragraph of each of the Guaranties and in the second paragraph of the Subordination Agreement shall be amended by deleting the amount "$2,000,000" appearing in clause (x) of such paragraph and replacing it with "$4,000,000."

         Except as expressly amended hereby, each of the Agreements shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

         This Modification Agreement is effective at such time that the Lender shall have received executed counterparts of this Modification Agreement which, when taken together, bear the signatures of each party hereto.

         This Modification Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

         THIS MODIFICATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereby have caused this Modification Agreement to be duly executed as of this 21st day of May, 1998.



                                         /S/ TERRENCE A. ELKES
                                        ----------------------------------------
                                        Terrence A. Elkes


                                         /S/ KENNETH F. GORMAN
                                        ----------------------------------------
                                        Kenneth F. Gorman


                                         /S/ BRUCE MAGGIN
                                        ----------------------------------------
                                        Bruce Maggin


                                         /S/ JOHN T. HEALY
                                        ----------------------------------------
                                        John T. Healy


                                         /S/ RON LIGHTSTONE
                                        ----------------------------------------
                                        Ronald Lightstone


                                        NEWSTAR MEDIA INC. (formerly known as
                                        Dove Entertainment, Inc.)



                                        By: /S/ NEIL TOPHAM
                                           -------------------------------------
                                           Name:  Neil Topham
                                           Title: Vice President & Chief
                                                  Financial Officer

                                        NEWSTAR WORLDWIDE INC. (formerly known
                                        as Dove International, Inc.)
                                        DOVE FOUR POINT, INC.
                                        DOVE ENTERTAINMENT INC.
                                        DOVE AUDIO INC.


                                        By /S/ NEIL TOPHAM
                                           -------------------------------------
                                        Name:  Neil Topham
                                        Title:    Vice President


                                        MEDIA EQUITIES INTERNATIONAL, L.L.C.



                                        By /S/ BRUCE MAGGIN
                                           -------------------------------------
                                        Name:
                                        Title:


                                        THE CHASE MANHATTAN BANK



                                        By /S/ DAVID STAPLES
                                           -------------------------------------
                                        Name: David G. Staples
                                        Title: Vice President

                             MODIFICATION AGREEMENT
                             ----------------------



                                 SPOUSAL CONSENT
                                 ---------------


                  The undersigned acknowledges that she has read the foregoing Modification Agreement (the "Modification Agreement") and that she knows its content. The undersigned is aware that by its provisions her spouse agrees to increase the amount of his guarantee pursuant to that certain Guaranty Agreement dated as of November 4, 1997 between Ronald Lightstone and The Chase Manhattan Bank (the "Lender"), of certain obligations owed by NewStar Media Inc. (formerly known as Dove Entertainment, Inc.) to the Lender under that certain Credit, Security, Guaranty and Pledge Agreement, dated as of November 4, 1997 among Dove Entertainment, Inc., as borrower, the Corporate Guarantors referred to therein and the Lender (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Credit Agreement"). The undersigned hereby consents to the Modification Agreement and accepts all of the provisions of such Modification Agreement to the extent of her community property interests in whatever property is subject to the Modification Agreement, and further agrees that the undersigned will take no action at any time to hinder the enforcement of the Guaranty Agreement as amended by the Modification Agreement, the Credit Agreement, or any related document or instrument, or any provision contained therein.


Dated:  As of May 21, 1998

                                             /S/ NANCY LIGHTSTONE
                                             --------------------------------
                                             Nancy Lightstone